UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Non-Redemption Agreements

In connection with SK Growth Opportunities Corporation’s (the “Company”) Extension Meeting (as defined below) to approve the Extension Amendment Proposal (as defined below), the Company and Auxo Capital Managers LLC (the “Sponsor”), entered into non-redemption agreements (the “Non-Redemption Agreements”) with several unaffiliated third parties (the “Investors”), pursuant to which such third parties agreed not to redeem (or to validly rescind any redemption requests on) an aggregate of 8,530,242 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) of the Company in connection with the Extension Amendment Proposal. In exchange for the foregoing commitments not to redeem such Class A Ordinary Shares of the Company, (i) the Sponsor agreed to surrender to the Company and forfeit for no consideration an aggregate of 1,279,536 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) of the Company and (ii) the Company agreed to issue or cause to be issued to Investors for no additional consideration an aggregate of 1,279,536 Class A Ordinary Shares of the Company, each in connection with the Company’s completion of its initial business combination. The Non-Redemption Agreements increased the amount of funds that remain in the Company’s Trust Account (as defined below) following the Extension Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreements filed herein as Exhibit 10.1 and incorporated herein by reference.

Trust Agreement Amendment

On December 27, 2023, following the approval of the Trust Amendment Proposal (as defined below) at the Extension Meeting, the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated June 23, 2022, by and between the Company and Continental, to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering (the “Trust Account”) if the Company has not completed its initial business combination, from December 28, 2023 to September 30, 2024, or such earlier date as the Board may approve.

The foregoing summary of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the Trust Amendment filed herein as Exhibit 10.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 27, 2023, the Company held an extraordinary general meeting of shareholders (the “Extension Meeting”), to (i) amend the Company’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to extend the date by which the Company has to consummate a business combination from December 28, 2023 to September 30, 2024, or such earlier date as the Company’s board of directors (the “Board”) may approve in accordance with the Memorandum and Articles of Association (such amendment, the “Articles Amendment” and such proposal, the “Extension Amendment Proposal”), (ii) amend the Investment Management Trust Agreement, dated June 23, 2022, by and between the Company and Continental, to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from December 28, 2023 to September 30, 2024, or such earlier date as the Board may approve (the “Trust Amendment Proposal”) and (iii) allow the adjournment of the Extension Meeting to a later date or dates, or indefinitely, if necessary: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of the Company represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Extension Meeting or to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) if the Board determines before the Extension Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), each as more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on November 27, 2023. As there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the Adjournment Proposal was not presented to shareholders at the Extension Meeting.

Holders of 17,990,089 Ordinary Shares of the Company held of record as of November 16, 2023, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 68.66% of the voting power of the Company’s Ordinary Shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal and Trust Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain	Broker Non-Vote
16,785,613	1,204,476	0	0

The Trust Amendment Proposal

For	Against	Abstain	Broker Non-Vote
16,785,613	1,204,476	0	0

In connection with the vote to approve the Articles Amendment, the holders of 10,903,403 Class A Ordinary Shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.88 per share, for an aggregate redemption amount of approximately $118,642,864.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement.

10.2	Amendment to the Investment Management Trust Agreement between SK Growth Opportunities Corporation and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2023

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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